                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 12, 2003
                                                         -----------------

                                 WHX CORPORATION
             (Exact name of registrant as specified in its charter)

Delaware                               1-2394                 13-3768097
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(State or other jurisdiction           (Commission            (IRS Employer
of incorporation)                      File Number)           Identification No.)

110 East 59th Street, New York, New York                      10022
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(Address of principal executive offices)                      (zip code)

Registrant's telephone number, including area code: (212) 355-5200
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                                      N/A
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         (Former name or former address, if changed since last report.)

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

(c)       Exhibits

          Exhibit No.       Exhibits
          -----------       --------

          99.1              Press Release of WHX Corporation issued November 12,
                            2003.

Item 12.  Results of Operations and Financial Conditions.
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          On  November  12,  2003,  WHX  Corporation   issued  a  press  release
announcing  its  financial  and  operating  results for the third  quarter ended
September  30, 2003,  a copy of which is filed as Exhibit  99.1  hereto,  and is incorporated by reference.

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                                   SIGNATURES
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          Pursuant to the  requirements of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     WHX CORPORATION

Dated: November 12, 2003             By: /s/ Robert Hynes
                                         --------------------------------
                                     Name:  Robert Hynes
                                     Title: Chief Financial Officer

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